EXHIBIT 99.2

                            MARK IV INDUSTRIES, INC.

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                              7 1/2% NOTES DUE 2007

                          NOTICE OF GUARANTEED DELIVERY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Mark IV Industries, Inc. (the "Company") made pursuant to the Prospectus dated _____________ ___, 1997 (the "Prospectus") and the accompanying Letter of Transmittal, if certificates for the above-referenced Notes (the "Private Notes") are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

                 To: MARINE MIDLAND BANK (THE "EXCHANGE AGENT")
BY REGISTERED OR CERTIFIED MAIL:                  BY HAND OR OVERNIGHT DELIVERY:
   Marine Midland Bank                                Marine Midland Bank
     140 Broadway                                         140 Broadway
   New York, New York 10005                          New York, New York 10005
   Attn: Operations Department                       Attn: Operations Department

                                  BY FACSIMILE:
                        (For Eligible Institutions Only)
                               Marine Midland Bank
                                 CONFIRM BY FAX:
                           Attn: Operations Department
                                  (212)658-2292
                              CONFIRM BY TELEPHONE:
                                  (212)658-5931

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
          OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS
                 VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
                   THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
                                A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

Signature(s) __________________________     Address________________________
-------------------------------------       --------------------------------

Name(s)______________________________       Area Code and Tel.No.(s)________

_____________________________________       If Private Notes will be delivered
Please Type or Print                        by book-entry transfer, check box
                                            and provide account number.

Certificate Nos. (if available)____________ |_|The Depository Trust Company
                                               Account Number:_______________
Principal Amount of Private Notes
Represented by Certificate(s)_______________________

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                                    GUARANTEE

     The undersigned, member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of the above-described securities complies with Rule 10b-4 and (c) that delivery to the Exchange Agent of certificates representing the principal amount of Private Notes tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, in either case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than five New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

________________________________________   ________________________________
         Name of Firm                           Authorized Signature

_________________________________________  ________________________________
            Address                                    Title

_________________________________________     Please Type or Print
           Zip Code

Area Code and Tel. No. __________________     Dated _______________________